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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 9, 2004


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                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                          0-22140                 42-1406262
(State or other jurisdiction of       (Commission File)      (IRS Employer
incorporation or organization)             Number            Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (712) 732-4117

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                                TABLE OF CONTENTS

Item 5. Other Events.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

Exhibit 99.2




                                       i
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Item 5. Other Events.

        On January 9, 2004, the Registrant issued the attached press release announcing the appointment of a new Chief Financial Officer

        On January 9, 2004, the Registrant issued the attached press release announcing completion of the sale of a branch office located in Manson, Iowa.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)  Exhibits.

        The following Exhibits are being furnished herewith:

        99.1     Registrant's Press Release dated January 9, 2004.

        99.2     Registrant's Press Release dated January 9, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST MIDWEST FINANCIAL, INC.

                               By:   /s/ Ronald J. Walters
                                     ---------------------
                                     Ronald J. Walters
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer

Dated:  January 12, 2004



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                                  Exhibit Index
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Exhibit
Number                     Description of Exhibit
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99.1     Registrant's Press Release dated January 9, 2004.

99.2     Registrant's Press Release dated January 9, 2004.